Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Hilton Resorts Corporation (the “Seller”) HGV Depositor LLC (the “Depositor”) 5323 Millenia Lakes Boulevard, Suite 400 Orlando, Florida 32839	4 April 2024

Re:	Hilton Grand Vacations Trust 2024‑1B (the “Issuer”)
Timeshare Loan-Backed Notes, Series 2024-1B (the “Notes”)
Sample Timeshare Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Seller, Depositor, BofA Securities, Inc., Truist Securities, Inc. and Citizens JMP Securities, LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of timeshare loans (the “Timeshare Loans”) relating to the Issuer’s securitization transaction.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Seller, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:
a.
An electronic data file labeled “2-29-24 Statistical Pool FINAL.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Seller, on behalf of the Depositor, indicated contains information as of 29 February 2024 (the “Preliminary Cut‑Off Date”) relating to certain timeshare loans (the “Preliminary Timeshare Loans”) that are expected to be representative of the Timeshare Loans,

b.	Imaged copies of the following items (collectively, the “Source Documents”):
i.	The promissory note or other related documents (collectively and as applicable, the “Promissory Note”),
ii.	The purchase agreement or other related documents (collectively and as applicable, the “Purchase Agreement”),
iii.	Certain printed screen shots from loan servicing and accounting management system (the “LSAMS Screen Shots”),
iv.	The revision of terms or other related documents (collectively and as applicable the “Revision of Terms”) and
v.	The extension agreement (the “Extension Agreement”),
as applicable, that the Seller, on behalf of the Depositor, indicated relate to each Sample Timeshare Loan (as defined in Attachment A),
c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A.  The Depositor is responsible for the Subject Matter, Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Seller, on behalf of the Depositor, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Timeshare Loans or Timeshare Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Seller, on behalf of the Depositor, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Timeshare Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Timeshare Loans,
iii.	Whether the originator(s) of the Timeshare Loans complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed‑upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

4 April 2024

Attachment A
Procedures performed and our associated findings

1.
As instructed by the Seller, on behalf of the Depositor, we randomly selected a sample of 150 Preliminary Timeshare Loans from the Preliminary Data File (the “Sample Timeshare Loans”).  For the purpose of this procedure, the Seller, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Timeshare Loans or the methodology they instructed us to use to select the Sample Timeshare Loans from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Timeshare Loans are referred to as Sample Timeshare Loan Numbers 1 through 150.

2.
For each Sample Timeshare Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Seller, on behalf of the Depositor, described in the note(s) to Exhibit 1 to Attachment A and the succeeding paragraph(s) of this Item.  All such compared information was found to be in agreement.

The Source Document(s) that we were instructed by the Seller, on behalf of the Depositor, to use for each Sample Characteristic are indicated on Exhibit 1 to Attachment A.  Unless otherwise indicated in the notes to Exhibit 1 to Attachment A, where more than one Source Document is listed for a Sample Characteristic, the Seller, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File for such Sample Characteristic agreed with the corresponding information on at least one of the Source Documents for such Sample Characteristic on Exhibit 1 to Attachment A.  We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Sample Characteristics listed on Exhibit 1 to Attachment A.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Loan number	Loan #	Promissory Note, Purchase Agreement or LSAMS Screen Shots	i.
Original balance	Orig Note	Promissory Note or Purchase Agreement
Current balance	Cur Prin	LSAMS Screen Shots	ii.
Remaining term	Rem Term	LSAMS Screen Shots and recalculation	ii., iii.
Interest rate	Int Rate	(a) Promissory Note or Purchase Agreement, (b) LSAMS Screen Shots or (c) Revision of Terms	iv.
Borrower state	Cust State	(a) Purchase Agreement or Promissory Note or (b) LSAMS Screen Shots	v., vi.
Obligor country	Owner Cntyr	Purchase Agreement or Promissory Note	vi.
Resort name	Resort	Promissory Note or Purchase Agreement	vi., vii.
Original term	Orig Term	Promissory Note or Purchase Agreement
Days delinquent	Days Delq	LSAMS Screen Shots and recalculation	ii., viii.
Original credit score (high)	Credit	LSAMS Screen Shots	ix.
Origination date	Orig Date	Promissory Note or Purchase Agreement
Sales price	Purch Price	Purchase Agreement	x.
Extension	Extn Date	Extension Agreement	xi.

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.
The Seller, on behalf of the Depositor, indicated that certain of the LSAMS Screen Shots contained account activity that occurred after the Preliminary Cut-Off Date.  For the purpose of comparing the indicated Sample Characteristics for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to only consider account activity shown in the LSAMS Screen Shots that occurred on or prior to the Preliminary Cut-Off Date.

iii.	For the purpose of comparing the remaining term Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to recalculate the remaining term by:
a.	Calculating the number of days (assuming a 360-day year) between the:
(1)	NextDue (“next due date”), as shown in the LSAMS Screen Shots, and
(2)	Mat Date (“maturity date”), as shown on the Preliminary Data File,
b.	Dividing the result obtained in (a) above by 30,
c.	Adding one to the result obtained in (b) above and
d.	Rounding the result obtained in (c) above to the nearest integer
(and in accordance with any other applicable note(s)).

iv.
For the purpose of comparing the interest rate Sample Characteristic for each Sample Timeshare Loan (except for Sample Timeshare Loan Numbers 28, 126 and 134), the Seller, on behalf of the Depositor, instructed us to use the Promissory Note or Purchase Agreement, as applicable, as the Source Document.

For the purpose of comparing the interest rate Sample Characteristic for Sample Timeshare Loan Number 28, the Seller, on behalf of the Depositor, instructed us to use the LSAMS Screen Shots as the Source Document.

For the purpose of comparing the interest rate Sample Characteristic for Sample Timeshare Loan Numbers 126 and 134, the Seller, on behalf of the Depositor, instructed us to use the Revision of Terms as the Source Document.

v.
For the purpose of comparing the borrower state Sample Characteristic for each Sample Timeshare Loan (except for Sample Timeshare Loan Numbers 99, 124 and 126), the Seller, on behalf of the Depositor, instructed us to use the Purchase Agreement or Promissory Note, as applicable, as the Source Document (and in accordance with any other applicable note(s)).

For the purpose of comparing the borrower state Sample Characteristic for Sample Timeshare Loan Numbers 99, 124 and 126, the Seller, on behalf of the Depositor, instructed us to use the LSAMS Screen Shots as the Source Document.

Exhibit 1 to Attachment A

Notes:  (continued)

vi.
For the purpose of comparing the indicated Sample Characteristics for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to ignore differences due to abbreviation, truncation, spelling errors or general descriptors (and in accordance with any other applicable note(s)).

vii.
For the purpose of comparing the resort name Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to note agreement with a resort name value of “Grande Villas at World Golf Village,” as shown on the Preliminary Data File, if the corresponding resort name value, as shown in the applicable Source Document, was “The Resort at World Golf Village” (and in accordance with any other applicable note(s)).

viii.
For the purpose of comparing the days delinquent Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor instructed us to recalculate the days delinquent as the maximum of:

a.	The result of the difference in days between the:
(1)	Preliminary Cut-Off Date and
(2)	Next due date, as shown in the LSAMS Screen Shots,
and
b.	Zero
(and in accordance with any other applicable note(s)).

ix.
For the purpose of comparing the original credit score (high) Sample Characteristic for each Sample Timeshare Loan (except for the Sample Timeshare Loans described in the succeeding paragraph(s) of this note), the Seller, on behalf of the Depositor, instructed us to use the highest original credit score, as shown in the LSAMS Screen Shots.  We performed no procedures to reconcile any differences that may exist relating to the information shown in the LSAMS Screen Shots.

The Seller, on behalf of the Depositor, instructed us not to compare the original credit score (high) Sample Characteristic for any Sample Timeshare Loans with an original credit score value of “0,” as shown on the Preliminary Data File.

x.
For the purpose of comparing the sales price Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to compare the sales price, as shown on the Preliminary Data File, to the sales price, as shown in the Purchase Agreement, truncated to the nearest integer.

Exhibit 1 to Attachment A

Notes:  (continued)

xi.
The Seller, on behalf of the Depositor, instructed us not to compare the extension Sample Characteristic for any Sample Timeshare Loan, as all had an extension value of <blank>, as shown on the Preliminary Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Seller, on behalf of the Depositor, described in the notes above.